Exhibit 10.1
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 28, 2011, between Delta Petroleum Corporation, a Delaware Corporation (“Borrower”) and Macquarie Bank Limited, as the Administrative Agent for the Lenders to the Credit Agreement (defined below) and as Issuing Lender for the Lenders. Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement.
Background
     A. Borrower, Lenders and Administrative Agent have previously entered into that Third Amended and Restated Secured Credit Agreement dated December 29, 2010 (as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”), for the purpose of making available to Borrower a senior secured term loan for the purposes set forth in the Credit Agreement.
     B. Borrower, Lenders and Administrative Agent desire to modify certain terms and conditions of the Credit Agreement.
     C. Lenders and Administrative Agent are willing to amend the Credit Agreement pursuant to the terms and conditions of this Amendment.
Agreements
     In consideration of the mutual covenants of Borrower, Lenders and Administrative Agent set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Borrower, Lenders and Administrative Agent agree as follows:
     1. Definitions. Appendix I referenced in Article I is amended by adding the following definition in alphabetical order:
     “Second Amendment” means the Second Amendment to the Third Amended and Restated Credit Agreement between Borrower, Lenders and Administrative Agent dated as of June 28, 2011.
     2. Amendments.
     (a) Section 2.3 of the Credit Agreement is deleted in its entirety and replaced with the following:
     Section 2.3 Availability and Purposes of Term Loan Advances.
     (a) Beginning on the Closing Date, and continuing through the applicable Commitment Termination Date, up to

$15,000,000 is available under the Term Loan and shall be used by Borrower in accordance with Section 5.9 and as follows:
               (i) to repay amounts Advanced under the Revolving Loan;
               (ii) to pay costs incurred by Borrower in connection with the drilling and completion of Wells and other development activities on Borrower’s Oil and Gas Properties; and
               (ii) for any other purpose Approved by Administrative Agent.
     (b) Beginning on the Closing Date, and subject to the Approval by Administrative Agent and Required Lenders of a new Development Plan, and any subsequent modifications of such Development Plan pursuant to Section 2.4(a), and continuing through the applicable Commitment Termination Date, amounts beyond the $15,000,000 set forth in Section 2.3(a) above made available under the Term Loan shall be used by Borrower in accordance with Section 5.9 and as follows:
               (i) to pay costs incurred by Borrower in connection with the drilling and completion of Wells and other development activities included on such Development Plan, in each instance pursuant to an AFE Approved by Administrative Agent; and
               (ii) for any other purpose Approved by Administrative Agent.
     3. Reduction of Borrowing Base. Borrower, Lenders and Administrative Agent agree that effective on the date of this Amendment, as first set forth above, the Borrowing Base available under the Revolving Loan is $18,000,000.
     4. Conditions to Effectiveness of this Amendment. Notwithstanding the other conditions to the making of any Advance under Article III of the Credit Agreement, the following additional conditions apply to the effectiveness of this Amendment:
     (a) Borrower will execute and deliver to Administrative Agent the following documents, each in form and substance acceptable to Administrative Agent:
     (i) this Amendment;
     (ii) any other document necessary or convenient in the opinion of Administrative Agent or its counsel to give effect to the modifications to the Credit Agreement contemplated by this Amendment;

     (b) the Closing (as defined therein) of the Purchase and Sale Agreement, dated June 15, 2011 (the “PSA”) by and between Borrower and Wapiti Oil & Gas, L.L.C.;
     (c) the termination of the Hedge Contracts set forth on Schedule I attached hereto; and
     (d) Administrative Agent will execute and deliver to Borrower partial releases of Liens for Properties which are the subject of the PSA.
     5. Reaffirmation of Representations and Warranties, Additional Representations and Warranties. Borrower, to induce Lenders to enter into this Amendment, hereby reaffirm, as of the date hereof (except to the extent the previous representations and warranties speak as to a certain date), its representations and warranties contained in the Credit Agreement and in all other documents executed pursuant thereto, and additionally represent and warrant as follows:
     (a) The execution and delivery of this Amendment and the performance by Borrower of its obligations under this Amendment are within the power of Borrower, have been duly authorized by all necessary company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with (i) any provision of law applicable to Borrower or any Guarantor, (ii) any of the respective certificates or articles of incorporation, bylaws, limited liability company agreements, or other similar governance documents of Borrower or any Guarantor, or (iii) any agreement binding upon Borrower or any Guarantor or any of their respective assets.
     (b) This Amendment represents the legal, valid and binding obligations of Borrower enforceable against it in accordance with its terms except as enforceability may be limited by applicable laws relating to bankruptcy, insolvency or reorganization or relief of debtors and by general equitable principles.
     6. Ratification of Liens and Security Interests. Borrower hereby acknowledges and ratifies the existence and priority of the Liens granted by Borrower in favor of Lender in and to the Collateral and represents, warrants and covenants that such liens and security interests are valid, existing and in full force and effect.
     7. Miscellaneous. The Credit Agreement, as amended hereby, supersedes all prior agreements (written or oral) between Borrower and Lenders with regard to the subject matters hereof. This Amendment is a Loan Document. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement as amended by this Amendment and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Amendment and any other amendments properly executed among the parties. Borrower and each of the Guarantors agree that all Loan Documents to which they are a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence their legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment or are amended in connection with this Amendment). Borrower releases Lenders and Administrative Agent from any liability for actions or failures to act in connection with the Loan Documents prior to the date of this Amendment. No course of dealing among Borrower and Lender or any other Person will be deemed to have altered or amended the Credit Agreement or affected either Borrower’s or Lender’s right to enforce the Credit Agreement as written. This Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
     8. Form. Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this instrument must be in form and substance satisfactory to Lender and its counsel.
     9. Multiple Counterparts. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart. It shall not be necessary for Borrower and Lenders to execute the same counterpart hereof so long as Borrower and Lenders each execute a counterpart hereof. For purposes of this Amendment, an electronic copy of any party’s signature to this Amendment shall be deemed an original signature.
     10. GOVERNING LAW. THIS AMENDMENT AND ALL TRANSACTIONS PROVIDED FOR IN THIS AMENDMENT WILL BE GOVERNED BY, INTERPRETED AND CONSTRUED UNDER AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.
     11. FINAL AGREEMENT. THE LOAN DOCUMENTS, AS AMENDED BY OR IN CONNECTION WITH THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
[The next pages are the Signature Pages]

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

BORROWER: DELTA PETROLEUM CORPORATION, a Delaware corporation
By:	/s/ Kevin K. Nanke
	Name:	Kevin K. Nanke
	Title:	CFO

Signature Page to Second Amendment to Third Amended
and Restated Credit Agreement

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

LENDER and ADMINISTRATIVE AGENT: Macquarie Bank Limited, a Bank incorporated in accordance with the laws of Australia
By:	/s/ Katie Choi
	Name:	Katie Choi
	Title:	Division Director Macquarie Bank Limited

By:	/s/ Robert McRobbie
	Name:	Robert McRobbie
	Title:	Division Director Legal Risk Management

Signature Page to Second Amendment to Third Amended
and Restated Credit Agreement